Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, July 21, 2017

Tompkins Financial Corporation Reports Increased Second Quarter and Record Year-to-Date Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported net income of $16.9 million for the second quarter of 2017, an increase of 14.1% from the $14.8 million reported for the same period in 2016. Year to date net income was $32.6 million, an increase of $3.6 million, up 12.2% over the same period in 2016.

Diluted earnings per share were $1.11 for the second quarter of 2017, up 13.3% over the second quarter of 2016. For the year-to-date period ended June 30, 2017, diluted earnings per share were $2.13, up 11.5% over the same period in 2016.

President and CEO, Stephen S. Romaine said “It is especially rewarding to show strong performance through the first half of 2017, while our team was also focused on a conversion of our core banking system, which was successfully completed in May of this year. Improved net interest income, which was supported by solid loan growth over the prior year, has been the primary driver of improved earnings performance in 2017. ..”

Selected highlights for second quarter AND YEAR TO DATE:

☐	Diluted earnings per share of $1.11 for the second quarter represented a 13.3% increase over the same period last year, while year-to-date diluted earnings per share of $2.13 reflect the best earnings through the first six months of any year in our Company’s history.

☐	Quarterly returns on average assets and average equity of 1.07% and 11.85%, respectively, are at their highest levels since June 2015

☐	Net interest margin improved for the second consecutive quarter and is at its highest level since March 2015.

☐	Total loans of $4.4 billion were up 11.1% over the same period in 2016; and are up 3.8% over December 31, 2016.

☐	Total deposits of $4.8 billion reflect an increase of 6.3% over the same period last year, and are up 2.7% from December 31, 2016.

1

NET INTEREST INCOME

Net interest income of $50.3 million for the second quarter of 2017 increased by $5.4 million, or 12.0% compared to the same period in 2016. For the year-to-date period, net interest income was $98.3 million, up $9.4 million, or 10.6% from the same six-month period in 2016.

Net interest income benefited from growth in average loans and deposits. Average loans were up $467.1 million, or 12.2% in the first six months of 2017, versus the same period in 2016. Average deposits were up $260.3 million, or 5.8% in the first six months of 2017, versus the same period in 2016. Certain loans benefited from higher short term interest rates in 2017, resulting in an improved net interest margin in 2017. For the second quarter of 2017, net interest margin improved to 3.45%, compared to 3.38% in the first quarter of 2017, and 3.36% in the second quarter of 2016.

NONINTEREST INCOME

Noninterest income represented 25.8% of total revenues in the second quarter of 2017, compared to 27.6% in the same period in 2016, and 26.4% for the most recent prior quarter. Noninterest income of $17.5 million was up 2.1% compared to the same period last year. Declines in insurance commissions and fees, and gains on the sale of available-for-sale securities during the quarter were offset by improved card services income, which included approximately $500,000 of volume based incentives related to our branding agreement with MasterCard. Other income for the second quarter was up $379,000 from the same quarter in 2016. The improvement included approximately $130,000 of recoveries of nonaccrued interest on loans previously charged off.

NONINTEREST EXPENSE

Noninterest expense was $41.6 million for the second quarter of 2017, up $2.2 million, or 5.5%, over the second quarter of 2016. For the year-to-date period, noninterest expense was $82.9 million, up $4.0 million, or 5.1%, from the same period in 2016. The increase in noninterest expense for both the second quarter and year-to-date periods was mainly due to higher salaries and benefits. Expenses for the quarter also included $411,000 of expense related to our recently completed core system conversion, compared to $262,000 in the quarter ended March 31, 2017, and $76,000 in the quarter ended June 30, 2017.

2

ASSET QUALITY

Asset quality trends remained strong in the second quarter of 2017. Nonperforming assets represented 0.36% of total assets at June 30, 2017, unchanged from December 31, 2016, and up slightly from 0.32% at June 30, 2016. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average(1) of 0.55%.

Provision for loan and lease losses was $976,000 for the second quarter of 2017, which was in line with the second quarter of 2016. Net recoveries for the second quarter of 2017 were $15,000 compared to net charge-offs of $383,000 reported in the second quarter of 2016.

The Company’s allowance for originated loan and lease losses totaled $37.0 million at June 30, 2017, and represented 0.91% of total originated loans and leases at June 30, 2017, compared to 0.92% reported for the most recent prior quarter, and 0.93% from one year ago. The total allowance represented 178.58% of total nonperforming loans and leases at June 30, 2017, compared to 164.98% at December 31, 2016, and 183.01% at June 30, 2016.

Though most credit quality metrics remained relatively stable for the quarter, the level of special mention loans increased during the quarter to $39.0 million, up from $21.2 million a year ago, and up from $19.4 million at March 31, 2017. The increase is largely related to the Company’s agricultural portfolio that has been negatively impacted by lower milk prices over the past 12 months. Though lower prices have negatively impacted cash flow for this group of borrowers, payments on all of the loans in this portfolio were current as of June 30, 2017.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of Tier 1 capital to average assets was 8.43% at June 30, 2017, compared to 8.41% reported for December 31, 2016. Total capital to risk-weighted assets at June 30, 2017 was 12.45%, compared to 12.22% reported at December 31, 2016. Both ratios are down from the same period last year, in large part due to the redemption of $20.5 million of 7% fixed rate Trust Preferred securities in January 2017.

3

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

4

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	06/30/2017	12/31/2016

Cash and noninterest bearing balances due from banks	$76,079	$62,074
Interest bearing balances due from banks	2,096	1,880
Cash and Cash Equivalents	78,175	63,954

Available-for-sale securities, at fair value (amortized cost of $1,433,013 at June 30,
2017 and $1,442,724 at December 31, 2016)	1,424,871	1,429,538
Held-to-maturity securities, at amortized cost (fair value of $141,654 at June 30, 2017
and $142,832 at December 31, 2016)	139,994	142,119
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,070,755	3,863,922
Acquired loans (3)	347,841	394,111
Less: Allowance for loan and lease losses	37,157	35,755
Net Loans and Leases	4,381,439	4,222,278

Federal Home Loan Bank and other stock	45,714	43,133
Bank premises and equipment, net	72,884	70,016
Corporate owned life insurance	79,093	77,905
Goodwill	92,291	92,623
Other intangible assets, net	9,549	11,349
Accrued interest and other assets	91,002	83,841
Total Assets	$6,415,012	$6,236,756

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,643,292	2,518,318
Time	826,933	870,788
Noninterest bearing	1,280,497	1,236,033
Total Deposits	4,750,722	4,625,139

Federal funds purchased and securities sold under agreements to repurchase	50,360	69,062
Other borrowings	952,035	884,815
Trust preferred debentures	16,605	37,681
Other liabilities	68,375	70,654
Total Liabilities	$5,838,097	$5,687,351

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,225,363 at June 30, 2017; and 15,171,816 at December 31, 2016	1,522	1,517
Additional paid-in capital	362,555	357,414
Retained earnings	249,179	230,182
Accumulated other comprehensive loss	(33,624)	(37,109)
Treasury stock, at cost – 117,302 shares at June 30, 2017, and 117,997 shares
at December 31, 2016	(4,204)	(4,051)

Total Tompkins Financial Corporation Shareholders’ Equity	575,428	547,953
Noncontrolling interests	1,487	1,452
Total Equity	$576,915	$549,405
Total Liabilities and Equity	$6,415,012	$6,236,756

5

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Six Months Ended
(In thousands, except per share data) (Unaudited)	06/30/2017	06/30/2016	06/30/2017	06/30/2016
INTEREST AND DIVIDEND INCOME
Loans	$47,357	$41,834	$92,308	$82,321
Due from banks	4	1	6	3
Trading securities	0	77	0	158
Available-for-sale securities	7,647	7,284	14,969	14,815
Held-to-maturity securities	870	903	1,748	1,814
Federal Home Loan Bank and other stock	464	318	932	615
Total Interest and Dividend Income	56,342	50,417	109,963	99,726
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	466	422	907	812
Other deposits	2,482	2,264	4,829	4,473
Federal funds purchased and securities sold under agreements to
repurchase	43	644	151	1,310
Trust preferred debentures	256	594	623	1,183
Other borrowings	2,794	1,586	5,118	3,003
Total Interest Expense	6,041	5,510	11,628	10,781
Net Interest Income	50,301	44,907	98,335	88,945
Less: Provision for loan and lease losses	976	978	1,745	1,833
Net Interest Income After Provision for Loan and Lease Losses	49,325	43,929	96,590	87,112
NONINTEREST INCOME
Insurance commissions and fees	7,092	7,517	14,210	15,079
Investment services income	3,891	3,834	7,682	7,620
Service charges on deposit accounts	2,045	2,092	4,212	4,356
Card services income	2,676	2,002	4,685	3,943
Mark-to-market loss on trading securities	0	(60)	0	(106)
Mark-to-market gain on liabilities held at fair value	0	92	0	149
Other income	1,746	1,367	3,901	3,074
Gain on sale of available-for-sale securities	0	240	0	472
Total Noninterest Income	17,450	17,084	34,690	34,587
NONINTEREST EXPENSE
Salaries and wages	20,424	19,333	39,937	38,322
Pension and other employee benefits	5,092	4,934	10,851	10,217
Net occupancy expense of premises	3,390	2,999	6,901	6,147
Furniture and fixture expense	1,637	1,577	3,234	3,266
FDIC insurance	617	783	1,155	1,605
Amortization of intangible assets	485	521	978	1,048
Other operating expense	9,923	9,241	19,880	18,289
Total Noninterest Expenses	41,568	39,388	82,936	78,894
Income Before Income Tax Expense	25,207	21,625	48,344	42,805
Income Tax Expense	8,248	6,760	15,637	13,656
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	16,959	14,865	32,707	29,149
Less: Net income attributable to noncontrolling interests	33	32	65	65
Net Income Attributable to Tompkins Financial Corporation	$16,926	$14,833	$32,642	$29,084
Basic Earnings Per Share	$1.11	$0.99	$2.15	$1.93
Diluted Earnings Per Share	$1.11	$0.98	$2.13	$1.91

6

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	June 30, 2017			June 30, 2017			June 30, 2016
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,947	$4	0.82%	$3,572	$6	0.34%	$2,015	$3	0.30%
Securities (4)
U.S. Government securities	1,475,530	7,963	2.16%	1,477,512	15,621	2.13%	1,461,423	15,549	2.14%
Trading securities	0	0	0.00%	0	0	0.00%	7,084	158	4.49%
State and municipal (5)	102,488	859	3.37%	101,598	1,701	3.38%	98,562	1,678	3.42%
Other securities (5)	3,603	32	3.56%	3,608	64	3.58%	3,664	61	3.35%
Total securities	1,581,621	8,854	2.25%	1,582,718	17,386	2.22%	1,570,733	17,446	2.23%
FHLBNY and FRB stock	40,731	463	4.56%	39,426	932	4.77%	29,708	615	4.16%

Total loans and leases, net of unearned income (5)(6)	4,346,354	48,099	4.44%	4,305,304	93,772	4.39%	3,838,211	83,713	4.39%
Total interest-earning assets	5,970,653	57,420	3.86%	5,931,020	112,096	3.81%	5,440,667	101,777	3.76%

Other assets	359,194			354,842			345,662

Total assets	6,329,847			6,285,862			5,786,329

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,696,258	1,203	0.18%	2,680,639	2,265	0.17%	2,532,290	1,938	0.15%
Time deposits	865,219	1,745	0.81%	867,571	3,471	0.81%	879,479	3,347	0.77%
Total interest-bearing deposits	3,561,477	2,948	0.33%	3,548,210	5,736	0.33%	3,411,769	5,285	0.31%

Federal funds purchased & securities sold under
agreements to repurchase	61,233	43	0.29%	69,560	151	0.44%	112,639	1,310	2.34%
Other borrowings	835,573	2,794	1.34%	813,477	5,118	1.27%	543,256	3,003	1.11%
Trust preferred debentures	16,577	256	6.19%	20,063	623	6.26%	37,545	1,183	6.33%
Total interest-bearing liabilities	4,474,860	6,041	0.54%	4,451,310	11,628	0.53%	4,105,209	10,781	0.53%

Noninterest bearing deposits	1,219,803			1,204,272			1,080,375
Accrued expenses and other liabilities	62,443			65,915			64,946
Total liabilities	5,757,106			5,721,497			5,250,530

Tompkins Financial Corporation Shareholders’ equity	571,271			562,896			534,314
Noncontrolling interest	1,470			1,469			1,485
Total equity	572,741			564,365			535,799

Total liabilities and equity	$6,329,847			$6,285,862			$5,786,329
Interest rate spread			3.32%			3.28%			3.23%
Net interest income/margin on earning assets		51,379	3.45%		100,468	3.42%		90,996	3.36%

Tax Equivalent Adjustment		(1,078)			(2,133)			(2,051)

Net interest income per consolidated financial statements		$50,301			$98,335			$88,945

7

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Dec-16

Period End Balance Sheet
Securities	$1,564,865	$1,569,068	$1,571,657	$1,515,761	$1,564,080	$1,571,657
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,070,755	3,922,413	3,863,922	3,672,539	3,551,628	3,863,922
Acquired loans and leases (3)	347,841	375,380	394,111	417,008	426,485	394,111
Allowance for loan and lease losses	37,157	36,166	35,755	34,112	33,125	35,755
Total assets	6,415,012	6,280,047	6,236,756	6,102,215	5,924,906	6,236,756
Total deposits	4,750,722	4,850,585	4,625,139	4,690,300	4,469,721	4,625,139
Federal funds purchased and securities sold under agreements to repurchase	50,360	70,716	69,062	77,218	97,180	69,062
Other borrowings	952,035	717,285	884,815	671,000	700,026	884,815
Trust preferred debentures	16,605	16,562	37,681	37,638	37,595	37,681
Total common equity	575,428	562,064	547,953	559,640	552,918	547,953
Total equity	576,915	563,518	549,405	561,190	554,435	549,405

Average Balance Sheet
Average earning assets	$5,970,653	$5,890,945	$5,707,121	$5,577,885	$5,492,913	$5,542,137
Average assets	6,329,847	6,241,388	6,074,973	5,942,260	5,842,387	5,898,080
Average interest-bearing liabilities	4,474,860	4,427,501	4,237,126	4,168,879	4,143,031	4,154,374
Average equity	572,741	555,893	559,106	557,281	543,283	547,057

Share data
Weighted average shares outstanding (basic)	14,944,934	14,900,938	14,862,189	14,829,222	14,798,515	14,812,712
Weighted average shares outstanding (diluted) (10)	15,066,861	15,042,614	15,014,221	14,965,233	14,917,206	14,936,231
Period-end shares outstanding	15,189,453	15,181,198	15,135,906	15,055,954	15,035,369	15,135,906
Common equity book value per share	$37.88	$37.02	$36.20	$37.17	$36.77	$36.20
Tangible book value per share (Non-GAAP)	$31.18	$30.28	$29.38	$30.28	$29.82	$29.38

Income Statement
Net interest income	$50,301	$48,034	$46,374	$45,317	$44,907	$180,636
Provision for loan/lease losses	976	769	1,706	782	978	4,321
Noninterest income	17,450	17,240	16,316	17,905	17,084	68,808
Noninterest expense	41,568	41,368	39,389	40,324	39,388	158,607
Income tax expense (10)	8,248	7,388	6,444	6,945	6,760	27,045
Net income attributable to Tompkins Financial Corporation (10)	16,926	15,717	15,118	15,138	14,833	59,340
Noncontrolling interests	33	32	33	33	32	131
Basic earnings per share (8)	$1.11	$1.04	$1.00	$1.01	$0.99	$3.94
Diluted earnings per share (8) (10)	$1.11	$1.03	$0.99	$1.00	$0.98	$3.91

Nonperforming Assets
Originated nonaccrual loans and leases	$14,284	$13,786	$14,300	$11,554	$11,008	$14,300
Acquired nonaccrual loans and leases	2,903	3,356	4,741	4,559	4,831	4,741
Originated loans and leases 90 days past due and accruing	639	0	-	35	89	0
Troubled debt restructurings not included above	2,980	2,948	2,631	2,148	2,172	2,631
Total nonperforming loans and leases	20,806	20,090	21,672	18,296	18,100	21,672
OREO	2,331	2,520	908	1,008	1,001	908
Total nonperforming assets	$23,137	$22,610	$22,580	$19,304	$19,101	$22,580

8

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Jun-17		Mar-17		Dec-16		Sep-16		Jun-16		Dec-16
Loans and leases 30-89 days past due and
accruing (2)		$6,188		$5,462		$6,694		$4,551		$4,464		$6,694
Loans and leases 90 days past due and accruing (2)		639		0		-		35		89		0
Total originated loans and leases past due and accruing (2)		6,827		5,462		6,694		4,586		4,553		6,694

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)		$751		$907		$2,553		$1,069		$1,750		$2,553
Loans 90 days or more past due		2,581		2,701		2,557		2,555		1,861		2,557
Total acquired loans and leases past due and accruing		3,332		3,608		5,110		3,624		3,611		5,110
Total loans and leases past due and accruing		$10,159		$9,070		$11,804		$8,210		$8,164		$11,804

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$35,915		$35,598		$33,956		$32,968		$31,981		$31,312
Provision for loan and lease losses		846		602		1,419		868		978		4,137
Net loan and lease (recoveries) charge-offs		(199)		285		(223)		(120)		(9)		(149)
Allowance for loan and lease losses (originated		36,960		35,915		35,598		33,956		32,968		35,598
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$251		$157		$156		$157		$549		$692
Provision (credit) for loan and lease losses		130		167		287		(86)		0		184
Net loan and lease (recoveries) charge-offs		184		73		286		(85)		392		719
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		197		251		157		156		157		157

Total allowance for loan and lease losses		$37,157		$36,166		$35,755		$34,112		$33,125		$35,755

Loan Classification - Originated Portfolio
Special Mention		$38,488		$18,861		$20,485		$27,215		$20,639		$20,485
Substandard		19,532		20,909		20,316		18,121		16,462		20,316
Loan Classification - Acquired Portfolio
Special Mention		547		519		526		540		550		526
Substandard		8,796		9,628		13,141		14,000		13,975		13,141
Loan Classifications - Total Portfolio
Special Mention		39,035		19,380		21,011		27,755		21,189		21,011
Substandard		28,328		30,537		33,457		32,121		30,437		33,457

RATIO ANALYSIS
Credit Quality		Jun-17		Mar-17		Dec-16		Sep-16		Jun-16		Dec-16
Nonperforming loans and leases/total loans and leases (7)		0.47%		0.47%		0.51%		0.45%		0.45%		0.51%
Nonperforming assets/total assets		0.36%		0.36%		0.36%		0.32%		0.32%		0.36%
Allowance for originated loan and lease losses/total originated loans and leases		0.91%		0.92%		0.92%		0.92%		0.93%		0.92%
Allowance/nonperforming loans and leases		178.59%		180.02%		164.98%		186.45%		183.01%		164.98%
Net loan and lease losses (recoveries) annualized/total average loans and leases		0.00%		0.03%		0.01%		(0.02%)		0.04%		0.01%

9

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Capital Adequacy (period-end)	Quarter-Ended					Year-Ended
Tier 1 capital / average assets *	8.43%	8.36%	8.41%	8.83%	8.79%	8.41%
Total capital / risk-weighted assets *	12.45%	12.41%	12.22%	12.97%	12.95%	12.22%

Profitability
Return on average assets * (10)	1.07%	1.02%	0.99%	1.01%	1.02%	1.01%
Return on average equity * (10)	11.85%	11.47%	10.76%	10.81%	10.98%	10.85%
Net interest margin (TE) *	3.45%	3.38%	3.30%	3.31%	3.36%	3.33%
* Quarterly ratios have been annualized

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See "Tompkins Financial Corporation - Summary Financial Data (Unaudited)" tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Tangible Book Value Per Share
	Quarter-Ended					Year-Ended
	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Dec-16
Total common equity	$575,428	$562,064	$547,953	$559,640	$552,918	$547,953
Less: Goodwill and intangibles (9)	101,840	102,326	103,214	103,732	104,636	103,214
Tangible common equity	473,588	459,738	444,739	455,908	448,282	444,739
Ending shares outstanding	15,189,453	15,181,198	15,135,906	15,055,954	15,035,369	15,135,906
Tangible book value per share (Non-GAAP)	$31.18	$30.28	$29.38	$30.28	$29.82	$29.38

(1) Federal Reserve peer ratio as of March 31, 2017, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans".
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(9) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.
(10) The third quarter, second quarter, and first quarter of 2016 information is revised to reflect the impact of the early adoption of ASU 2016-09, "Improvements to Employee Share-Based Payment Accounting". The early adoption resulted in $847,000, $274,000, $262,000, and $71,000 of excess benefits recognized within "income tax expense" during the three months ended December 31, September 30, June 30, and March 31, 2016, respectively.

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